Supplement dated March 4, 2013
to the
Samson STRONG Nations Currency Fund
Prospectus dated August 31, 2012

On February 21, 2013, the Board of Trustees of Trust for Professional Managers (the "Board") approved a Shareholder Servicing Plan on behalf of the Investor Class shares of the Samson STRONG Nations Currency Fund (the "Fund"), and the administration of the Fund's existing Investor Class shareholder servicing fee (the “Shareholder Servicing Fee”) of 0.10% under the Shareholder Servicing Plan.  The Shareholder Servicing Fee was previously administered under the Fund's Distribution and Shareholder Servicing (Rule 12b-1) Plan.  The Board also approved an amendment to the Distribution and Shareholder Servicing (Rule 12b-1) Plan to remove the Shareholder Servicing Fee from that Plan, thereby reducing the Distribution (Rule 12b-1) fee from 0.35% to 0.25% for Investor Class shares.

The following disclosures in the Prospectus are hereby revised to reflect the administration of the Shareholder Servicing Fee under the Shareholder Servicing Plan:

Page 1 – “Summary Section - Fees and Expenses of the Fund”

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%
Distribution (12b-1) Fee	None	0.25%
Shareholder Servicing Fee	None	0.10%
Other Expenses(1)	0.59%	0.59%
Total Annual Fund Operating Expenses	1.29%	1.64%
Less: Fee Waiver and/or Expense Reimbursement	(0.29)%	(0.29)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.00%	1.35%

(1)	Because the Fund is new, these expenses are based on estimated amounts for the Fund’s current fiscal year.

(2)
Pursuant to an operating expense limitation agreement between Samson Capital Advisors LLC (the “Adviser”), and the Fund, the Adviser has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of interest, acquired fund fees and expenses, leverage and tax expenses, dividends and interest expenses on short positions, brokerage commissions, and extraordinary expenses) do not exceed 1.00% and 1.35% of the Fund’s average annual net assets for Institutional Class shares and Investor Class shares, respectively, through at least August 22, 2015.  The operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”).  The Adviser is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years, subject to the limitations on Fund expenses described herein.

Page 13 – “Shareholder Information – Choosing a Share Class”

Institutional Class Shares.  Institutional Class shares are offered for sale at NAV without the imposition of a sales charge, Rule 12b-1 distribution fee or shareholder servicing fee.  Institutional Class shares are offered primarily to institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals.  Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other distribution or service fees with respect to their customer’s investments in the Fund.  Pension and profit sharing plans, employee trusts and employee benefit plan alliances and “wrap account” or “managed fund” programs established with broker-dealers or financial intermediaries that maintain an omnibus or pooled account for the Fund and do not require the Fund to pay a fee may purchase Institutional Class shares, subject to investment minimums.

Investor Class Shares.  Investor Class shares are offered for sale at net asset value (“NAV”) without the imposition of a sales charge.  Investor Class shares are subject to a Rule 12b-1 distribution fee of 0.25% of the average daily net assets of the Fund attributable to Investor Class shares, computed on an annual basis.  Investor Class shares are also subject to a shareholder servicing fee of 0.10% of the average daily net assets of the Fund, computed on an annual basis.

Page 23 – “Distribution of Fund Shares”

Rule 12b-1 Distribution Plan and Shareholder Servicing Plan

The Fund has adopted a Distribution Plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act.  Under the Plan, the Fund is authorized to pay the Distributor a fee for the sale and distribution of the Fund’s Investor Class shares.  The amount of the fee authorized is an annual rate of 0.25% of the Fund’s average daily net assets attributable to Investor Class shares.  The Fund has adopted a Shareholder Servicing Plan (the “Shareholder Servicing Plan”) on behalf of the Fund’s Investor Class shares that allows the Fund to make payments to financial intermediaries and other persons for certain personal services for shareholders and/or the maintenance of shareholder accounts.  The amount of the shareholder servicing fee authorized is an annual rate of 0.10% of the Fund’s average daily net assets attributable to Investor Class shares.  Because these fees are paid out of the Fund’s assets attributable to Investor Class shares on an on-going basis, over time these fees will increase the cost of your investment in Investor Class shares of the Fund and may cost you more than paying other types of sales charges.  Institutional Class shares of the Fund are not subject to a Rule 12b-1 distribution fee or shareholder servicing fee.

Please retain this supplement with your Prospectus

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Supplement dated March 4, 2013
to the
Samson STRONG Nations Currency Fund
Statement of Additional Information (“SAI”) dated August 31, 2012

On February 21, 2013, the Board of Trustees of Trust for Professional Managers (the "Board") approved a Shareholder Servicing Plan on behalf of the Investor Class shares of the Samson STRONG Nations Currency Fund (the "Fund"), and the administration of the Fund's existing Investor Class shareholder servicing fee (the “Shareholder Servicing Fee”) of 0.10% under the Shareholder Servicing Plan.  The Shareholder Servicing Fee was previously administered under the Fund's Distribution and Shareholder Servicing (Rule 12b-1) Plan.  The Board also approved an amendment to the Distribution and Shareholder Servicing (Rule 12b-1) Plan to remove the Shareholder Servicing Fee from that Plan , thereby reducing the Distribution (Rule 12b-1) fee from 0.35% to 0.25% for Investor Class shares.

The following disclosures in the Prospectus are hereby revised to reflect the administration of the Shareholder Servicing Fee under the Shareholder Servicing Plan:

Page 27 – “Distribution and Servicing of Fund Shares”

Distribution and Servicing of Fund Shares
The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with the Distributor, Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares.  The offering of the Fund’s shares is continuous, and the Distributor distributes the Fund’s shares on a best efforts basis.  The Distributor is not obligated to sell any certain number of shares of the Fund.  The Distributor, Administrator and Custodian are affiliated companies.  The Distributor is a registered broker-dealer and member of the FINRA.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if its continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the outstanding voting securities of the Fund or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice.  The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Rule 12b-1 Distribution Plan
As noted in the Prospectus, the Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) on behalf of the Investor Class shares of the Fund.  Under the Distribution Plan, the Fund pays a fee to the Distributor (the “Distribution Fee”) for promotion and distribution of Investor Class shares of the Fund.  The Distribution Fee is an annual fee at the rate of 0.25% of the Fund’s average daily NAV attributable to Investor Class shares.  The Distribution Plan provides that the Distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of Fund shares, subject to the terms of the Distribution Plan.  Institutional Class shares of the Fund are not subject to the Distribution Plan and do not pay Rule 12b-1 distribution fees.

The Distribution Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred on behalf of Investor Class shares of the Fund.  Because the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by the Investor Class shares of the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan.  For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.

The Distributor may use the Distribution Fee to pay for services covered by the Distribution Plan including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of Investor Class shares, the printing and mailing of prospectuses, statements of additional information and reports to other than current Fund shareholders, the printing and mailing of sales literature pertaining to the Fund, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable.

The Distribution Plan provides that it will continue from year to year upon approval by the majority vote of the Board of Trustees, including a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operations of the Distribution Plan or in any agreement related to such plan (the “Qualified Trustees”), as required by the 1940 Act, cast in person at a meeting called for that purpose.  It is also required that the trustees who are not “interested persons” of the Fund, select and nominate all other trustees who are not “interested persons” of the Fund.  The Distribution Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of the Fund’s Investor Class shares outstanding.  All material amendments to the Distribution Plan or any related agreements must be approved by a vote of a majority of the Board of Trustees and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distribution Plan requires that the Distributor provide to the Board of Trustees, at least quarterly, a written report on the amounts and purpose of any payment made under the Distribution Plan.  The Distributor is also required to furnish the Board of Trustees with such other information as may reasonably be requested in order to enable the Board of Trustees to make an informed determination of whether the Distribution Plan should be continued.  With the exception of the Adviser, no “interested person” of the Fund, as defined in the 1940 Act, and no Qualified Trustee of the Fund has or had a direct or indirect financial interest in the Distribution Plan or any related agreement.

As noted above, the Distribution Plan provides for the ability to use Investor Class assets to pay financial intermediaries (including those that sponsor mutual fund supermarkets), plan administrators and other service providers to finance any activity that is principally intended to result in the sale of Investor Class shares (distribution services).  The payments made by the Fund to these financial intermediaries are based primarily on the dollar amount of assets invested in the Investor Class shares of the Fund through the financial intermediaries.  These financial intermediaries may pay a portion of the payments that they receive from the Fund to their investment professionals.  In addition to the ongoing asset-based fees paid to these financial intermediaries under the Distribution Plan, the Fund may, from time to time, make payments under the Distribution Plan that help defray the expenses incurred by these intermediaries for conducting training and educational meetings about various aspects of the Fund for their employees.  In addition, the Fund may make payments under the Distribution Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where the Fund is discussed.

To the extent these asset-based fees and other payments made under the Distribution Plan to these financial intermediaries for the distribution services they provide to the Fund’s Investor Class shareholders exceed the Distribution Fees available, these payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Fund.  In addition, the Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge.  In connection with its participation in such platforms, the Adviser may use all or a portion of the Distribution Fee to pay one or more supermarket sponsors a negotiated fee for distributing the Fund’s Investor Class shares.  In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets.

Shareholder Servicing Plan
The Fund has adopted a Shareholder Servicing Plan on behalf of its Investor Class to pay for shareholder support services from the Fund’s assets pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.10% of the Fund’s average daily net assets attributable to Investor Class shares.  The Fund is responsible for paying a portion of shareholder servicing fees to each of the shareholder servicing agents who have written shareholder servicing agreements with the Fund, and perform shareholder servicing functions and maintenance of shareholder accounts on behalf of Investor Class shareholders.

Please retain this supplement with your SAI

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